UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In response to the ongoing COVID-19 pandemic, the senior leadership team and directors of Hyatt Hotels Corporation (the “Company” or “Hyatt”) have agreed to voluntarily reduce their compensation over the coming months. The compensation reductions will serve as an initial contribution to the Hyatt Care Fund, which has been established to assist colleagues with the most pressing financial needs during this time. Pursuant to compensation waiver letters entered into with Hyatt (collectively, the “Compensation Waivers”): (i) our Executive Chairman of the Board of Directors, Thomas J. Pritzker, and our President and Chief Executive Officer, Mark S. Hoplamazian, have each agreed to reduce their respective base salaries to zero, (ii) our Executive Vice President, Chief Financial Officer, Joan Bottarini, our Executive Vice President, Global President of Operations, H. Charles Floyd, and our Executive Vice President, Chief Commercial Officer, Mark R. Vondrasek, along with the other members of the Company’s senior leadership team, have each agreed to reduce their respective base salaries by 50%, and (iii) each of the Company’s directors has waived applicable cash retainers, committee fees, and any dividend equivalent payments. The Talent and Compensation Committee of the Board of Directors of the Company approved the Compensation Waivers on March 31, 2020.

Each of these compensation reductions is effective as of April 1, 2020 and will remain to remain in effect (i) for the members of the executive management team, through May 31, 2020 and (ii) for the directors, with respect to compensation earned during the second calendar quarter of 2020, subject in each case to extension of the applicable period by mutual agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

Date: April 6, 2020	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer